UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2017

StoneMor Partners L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, PA	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2017, StoneMor Partners L.P. (the “Company”) issued a press release announcing the postponement of its 2016 fourth quarter and year-end earnings announcement and conference call and a delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As reported in Item 4.02(a) of this Current Report on Form 8-K and in the press release, the Company is postponing its 2016 fourth quarter and year-end earnings announcement and conference call pending the completion of its review of certain previously filed consolidated financial statements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) The Company recently discovered that it had underreported cemetery revenues, net of associated direct costs, and over-reported net deferred revenues in previously issued consolidated financial statements. It also discovered that the Company had not withdrawn the funds associated with this underreporting to which it was entitled from its merchandise trusts.

As a result, on February 23, 2017, the Board of Directors of StoneMor GP LLC, the general partner of the Company, upon the recommendation of management, concluded the Company’s previously issued consolidated financial statements for (i) the fiscal years ended December 31, 2013 through 2015 (as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended by Amendment No. 1 thereto filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2016) (the “Audited Financial Statements”) and related reports of its independent registered public accounting firm, and the unaudited financial statements for each quarter of 2013 through 2015, (ii) the fiscal quarter ended March 31, 2016 (as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, as amended by Amendment No. 1 thereto filed with the SEC on November 9, 2016), (iii) the fiscal quarter ended June 30, 2016 (as reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, as amended by Amendment No. 1 thereto filed with the SEC on November 9, 2016) and (iv) the fiscal quarter ended September 30, 2016 (as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the SEC on November 9, 2016), should not be relied upon.

The Company currently expects that any revisions to previously reported financial information will principally reflect:

a)	a decrease in net deferred revenue; and,

b)	an increase in partners’ capital on its previously reported consolidated balance sheets, including the quarterly periods during 2016.

The Company also currently expects the correction of these items to:

a)	have an immaterial impact on cash flows for the periods covered by the aforementioned financial statements; and,

b)	have a positive impact on future cash flows since it will allow for additional funds to be withdrawn from its merchandise trusts.

The Company does not currently expect the correction of these items to affect distributable cash flow for previously reported periods.

Accordingly, the above-referenced consolidated financial statements of the Company, the reports of Deloitte & Touche LLP, the Company’s independent registered public accounting firm (“Deloitte”), with respect to the Audited Financial Statements, and other financial information relating to the periods covered by such consolidated financial statements and any press releases, investor presentations or other communications that contain or relate to such consolidated financial information should no longer be relied upon.

The Company determined that it did not recognize the aforementioned cemetery revenues and costs because of a material weakness in its internal controls and procedures that are intended to identify the point at which cemetery revenues and costs should be recognized. The controls and procedures had not been followed consistently during the financial periods reported in the aforementioned filings. In connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended by Amendment No. 1 thereto filed with the SEC on November 9, 2016, management identified deficiencies in its processes and procedures that constitute material weaknesses in our internal control over financial reporting and concluded that its internal control was not effective as of December 31, 2015 due to the following material weaknesses:

A.	The Company did not design and maintain effective controls over establishing accounting policies nor did it periodically review them for appropriate application in the financial statements.

B.	The Company did not design and maintain effective controls over the review of certain recorded balances within “Deferred cemetery revenues, net,” “Merchandise liability,” “Investment and other” revenues, “Cemetery property” and “Partners’ Capital.”

C.	The Company did not design and maintain effective controls over the reconciliation of amounts recorded in the general ledger to relevant supporting details.

The Company will file a Form 12b-25 (Notification of Late Filing) with the SEC to extend the deadline to file its 2016 Form 10-K with the SEC to March 16, 2017. There can be no assurance, however, that the Company will be able to file its 2016 Form 10-K on or prior to March 16, 2017. In the event that the Company does not file its 2016 Form 10-K on or prior to March 16, 2017, the Company would be in violation of its reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the SEC could institute an administrative proceeding seeking the revocation of the Company’s registration under the Exchange Act. The Company could also receive a notification of delinquent status from the New York Stock Exchange (“NYSE”) and may face the possible delisting of its common units from the NYSE. In addition, the Company would lose its eligibility to use Form S-3 registration statements until the Company has timely filed its periodic reports with the SEC for a period of twelve months. Further, the failure to file the 2016 Form 10-K within the periods prescribed by its credit agreement or the indenture governing its senior notes may result in the occurrence of one or more events of default thereunder.

In addition, the Company intends to postpone its 2016 fourth quarter and year-end earnings announcement and conference call pending the completion of its review of its consolidated financial statements for the periods affected.

It should be noted that the Company has not yet concluded its review and final determination of these items and, therefore, the information set forth herein is preliminary in nature and subject to change. There can be no assurance that the actual effects of the corrections on the Company’s consolidated financial statements and distributable cash flow for the affected periods will not differ materially from the Company’s current expectations as set forth above, or that additional items in need of correction will not be discovered.

Management and the Chair of the Audit Committee on behalf of the Audit Committee discussed the matters disclosed in this Item 4.02(a) with Deloitte.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated February 27, 2017.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including, but not limited to, information regarding the review of the Company’s consolidated financial statements, the content and timing thereof, the anticipated effects of the corrections described herein, including the anticipated changes in the Company’s consolidated balance sheets, the impact on cash flows, including distributable cash flow, the scope of the corrections, the filing of a Form 12b-25, the filing of the 2016 Form 10-K, and the postponement of the Company’s 2016 fourth quarter and year-end earnings announcement, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements, including, without limitation, risks relating to the following: additional information arising from the Company’s continuing analysis and review of its historical recognition of revenue and its prior financial statements and the performance of additional work in this regard, as well as the review and audit by the Company’s registered independent public accounting firm of the Company’s prior financial statements; the Company’s potential inability to file its 2016 Form 10-K on or before March 16, 2017 and the consequences thereof, including that the Company would be in violation of its reporting requirements under the Exchange Act, the SEC could institute an administrative proceeding seeking the revocation of the Company’s registration under the Exchange Act, the Company could receive a notification of delinquent status from the New York Stock Exchange and could ultimately face the possible delisting of its common units from the NYSE, the Company would lose its eligibility to use Form S-3 registration statements until the Company has timely filed its periodic reports with the SEC for a period of twelve months; the potential for defaults under the Company’s credit facility or the indenture governing its senior notes; the Company’s ability to obtain relief from its creditors if it cannot file its 2016 Form 10-K within the period prescribed by the Company’s credit facility or the indenture governing its senior notes, the terms on which such relief might be granted and any restrictions that might be imposed in connection with any relief that might be obtained; litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; the Company’s ability to maintain an effective system of internal controls and disclosure controls, and other risks described in the Company’s filings with the SEC. Except as required under applicable law, the Company assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017	STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC
its general partner

	By:	/s/ Sean P. McGrath
Sean P. McGrath
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 27, 2017.